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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2002

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5. Other Material Important Events.

        On December 23, 2002, the Company announced that it has recently filed an application with the NASDAQ Stock Market to list the Company's securities on the NASDAQ National Market. (See the attached press release dated December 23, 2002, filed as Exhibit 99.1 hereto and incorporated herein by this reference.)

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
December 23, 2002	By:	/s/ CRAIG G. TAYLOR Craig G. Taylor Secretary

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  Item 5. Other Material Important Events.
Signature